UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 9, 2023

CARMELL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40228	86-1645738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2403 Sidney Street, Suite 300
Pittsburgh, Pennsylvania	15203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 313-9633

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CTCX	The Nasdaq Capital Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	CTCXW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 10, 2023, Carmell Corporation (the “Company”) announced it had entered into that certain First Amendment to Agreement and Plan of Merger (the “Amendment”) which amended certain terms of the previously announced Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Aztec Merger Sub, Inc. (“First Merger Sub”) and Axolotl Biologix, Inc. (“Axolotl”). The Merger Agreement provides for, among other things, the merger of Axolotl with and into Merger Sub, with Axolotl being the surviving corporation of the merger and a direct, wholly owned subsidiary of the Company (the “Acquisition”). The Amendment changes the structure of the Acquisition to provide that, following the merger of Axolotl with and into Merger Sub, with Axolotl surviving, Axolotl shall merge with and into Axolotl Biologix, LLC (“Second Merger Sub”), with Second Merger Sub being the surviving corporation of the merger and a direct, wholly owned subsidiary of the Company, and waives the condition requiring Axolotl to deliver its audited financial statements upon closing in exchange for the $8.0 million of cash consideration otherwise payable upon closing pursuant to the Merger Agreement (the “Closing Cash Consideration”) becoming payable and contingent upon receipt of such audited financial statements.

The foregoing summary of the terms of the Amendment does not purport to be complete and is subject to and qualified in its entirety by the full text of the Amendment which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 9, 2023, the Company completed the closing of the Acquisition (the “Closing”). As a result, the business of Axolotl will be conducted by Second Merger Sub, a wholly-owned subsidiary of the Company.

In connection with the closing of the Acquisition, the Company issued 3,845,337 shares of its common stock, par value $0.0001 per share (“Common Stock”), and 4,243 shares of a newly designated series of Series A Convertible Voting Preferred Stock, $0.0001 par value per share (the “Preferred Stock”), in exchange for all the issued and outstanding shares of Axolotl as part of the consideration paid in connection with the Acquisition.

In addition to the shares of Common Stock and the Preferred Stock described above, the consideration includes the Closing Cash Consideration, payable upon delivery of the audited financial statements, as well as up to $9.0 million in cash and up to $66.0 million in shares of Common Stock that are subject to a performance based earn-out.

The number of shares of Common Stock issued at the Closing is limited to 19.99% of the total number of shares of the Company’s Common Stock issued and outstanding immediately prior to the Closing (the “Share Cap”).

Item 3.02	Unregistered Sales of Equity Securities.

On August 9, 2023, the Company completed the Closing. In connection with the closing of the Acquisition, the Company issued the shares of Common Stock and Preferred Stock described in the second paragraph of Item 2.01 above.

Pursuant to the Certificate of Designation (as defined in Item 5.03 below), each share of Preferred Stock will automatically convert into one thousand (1,000) shares of Common Stock upon stockholder approval of the issuance of the shares of Common Stock in excess of the Share Cap issuable upon such conversion and shall cease to have any rights other than with respect to conversion.

The Common Stock and Preferred Stock consideration issued in connection with the Acquisition was issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(a)(2) thereof and/or Regulation D thereunder, as a transaction by an issuer not involving a public offering.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the Closing, on August 9, 2023, the Company filed the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Voting Preferred Stock (the “Certificate of Designation”) with the Secretary of State of Delaware in accordance with Section 151(a) of the Delaware General Corporation Law.

The foregoing summary of the terms of the Certificate of Designation does not purport to be complete and is subject to and qualified in its entirety by the full text of the Certificate of Designation which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On August 9, 2023, the Company issued a press release announcing the Closing. A copy of the press release is attached hereto and furnished herewith as Exhibit 99.1.

The information set forth under this Item 7.01 and in Exhibit 99.1 is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is not to be incorporated by reference into any filing of the registrant under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b) Pro Forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Voting Preferred Stock

10.1*	First Amendment to Agreement and Plan of Merger, by and among Carmell Therapeutics Corporation, Aztec Merger Sub, Inc. and Axolotl Biologix, Inc., dated August 9, 2023.

99.1	Press Release of Carmell Therapeutics Corporation, dated August 9, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the staff of the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2023	CARMELL THERAPEUTICS CORPORATION

	By:	/s/ Randolph W. Hubbell
Randolph W. Hubbell
Chief Executive Officer